UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 19, 2001



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 5 Other Events

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on April 19, 2001.


FOR IMMEDIATE RELEASE:                                        April 19, 2001


              SIMMONS FIRST ANNOUNCES RECORD FIRST QUARTER EARNINGS
              -----------------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced record earnings of $4,554,000, or $0.64 diluted earnings per share for the first quarter of 2001. These earnings reflect an increase of $0.05 per share, or 8.5% increase over the first quarter of 2000 diluted earnings per share of $0.59.

     Because of the Corporation's cash acquisitions, cash earnings (net income excluding amortization of intangibles) are an integral component of earnings. Diluted cash earnings, on a per share basis, as of March 31, 2001 were $0.71 compared to $0.65 at March 31, 2000. Cash return on average assets was 1.09% and cash return on average stockholders' equity was 11.85% for the three-month period ended March 31, 2001, compared with 1.13% and 11.79%, respectively, for the same period in 2000.

     "Despite margin pressures, our Company recorded good earnings during the 1st quarter" said J. Thomas May, Chairman and Chief Executive Officer. "The increase in earnings was primarily attributable to strong growth in the loan portfolio".

     Total assets for the Corporation at March 31, 2001, were $1.946 billion, an increase of $188 million, or 10.7%, over the same figure at March 31, 2000. During the third quarter of 2000, Simmons First completed the acquisition of eight branches with assets of $72 million. Stockholders' equity at the end of the first quarter of 2001 was $175.0 million, a $12.2 million, or 7.5%, increase from March 31, 2000.

     Asset quality remains strong with the allowance for loan losses as a percent of total loans at 1.67% as of March 31, 2001. Non-performing loans equaled 0.93% of total loans, while the allowance for loan losses equaled 179% of non-performing loans as of March 31, 2001.

     As previously announced, the Company has adopted a stock repurchase program. This program authorizes the repurchase of up to 400,000 shares. As of March 31, 2001 the Company has repurchased 275,782 shares of stock with a weighted average repurchase price of $21.96 per share.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, April 19, 2001. Interested parties can listen to this call by calling 1-800-874-9030 (United States and Canada only) and ask for Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 379897 and the recording will be available through the end of business April 26, 2001. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers,
Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks are conducting financial operations from 63 offices in 33 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA


--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



Simmons First National Corporation                                                                                             SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                                 Mar 31       Dec 31       Sep 30       Jun 30        Mar 31
 (In thousands)                                                          2001         2000         2000         2000          2000
                                                                       --------     --------     --------     --------      --------

 ASSETS
 Cash and non-interest bearing balances due from banks            $     66,375  $    77,495  $    56,705  $    49,013   $    51,081
 Interest bearing balances due from banks                               29,838       12,990       19,218       29,973        18,848
 Federal funds sold and securities purchased
   under agreements to resell                                           85,000       20,650        5,650       27,510        52,645
                                                                  ------------  -----------  -----------  -----------   -----------
     Cash and cash equivalents                                         181,213      111,135       81,573      106,496       122,574

 Investment securities                                                 372,775      398,483      401,735      399,045       407,072
 Mortgage loans held for sale                                           16,494        8,934       12,177        7,465         7,144
 Assets held in trading accounts                                            43        1,127          734          390           814

 Loans                                                               1,280,400    1,294,710    1,268,931    1,171,627     1,136,678
    Allowance for loan losses                                          (21,368)     (21,157)     (20,691)     (18,002)      (17,719)
                                                                  ------------  -----------  -----------  -----------   -----------
 Net loans                                                           1,259,032    1,273,553    1,248,240    1,153,625     1,118,959

 Premises and equipment                                                 46,288       46,597       46,370       41,221        40,379
 Foreclosed assets held for sale, net                                    1,211        1,104        1,226        1,249         1,632
 Interest receivable                                                    17,476       18,878       18,961       15,985        15,312
 Intangible assets tax deductible, net                                  32,284       32,944       33,231       23,425        23,908
 Intangible assets non tax deductible, net                               2,172        2,297        2,433        2,567         2,701
 Other assets                                                           16,609       17,441       18,528       18,544        17,540
                                                                  ------------  -----------  -----------  -----------   -----------

                       TOTAL ASSETS                               $  1,945,597  $ 1,912,493  $ 1,865,208  $ 1,770,012   $ 1,758,035
                                                                   ===========   ==========   ==========   ==========    ==========

 LIABILITIES
 Non-interest bearing transaction accounts                        $    214,632  $   213,312  $   195,678  $   188,474   $   196,418
 Interest bearing transaction accounts and savings deposits            465,490      471,609      445,513      453,215       437,743
 Time deposits less than $100,000                                      596,686      595,696      605,828      576,937       596,147
 Time deposits greater than $100,000                                   348,167      324,969      291,399      270,850       249,807
                                                                  ------------  -----------  -----------  -----------   -----------
         Total deposits                                              1,624,975    1,605,586    1,538,418    1,489,476     1,480,115
                                                                  ------------  -----------  -----------  -----------   -----------
 Federal funds purchased and securities
   sold under agreements to repurchase                                  76,531       67,250       87,767       47,556        44,171
 Short-term debt                                                         6,298        4,070        9,524        6,515         8,981
 Long-term debt - parent company                                        14,841       14,857       14,873       16,888        16,903
 Long-term FHLB debt - affiliate banks                                   9,366        9,574        9,784        9,996        10,208
 Trust preferred securities                                             17,250       17,250       17,250       17,250        17,250
 Accrued interest and other liabilities                                 21,335       20,563       18,046       16,428        17,614
                                                                  ------------  -----------  -----------  -----------   -----------
                     TOTAL LIABILITIES                               1,770,596    1,739,150    1,695,662    1,604,109     1,595,242
                                                                  ------------  -----------  -----------  -----------   -----------

 STOCKHOLDERS' EQUITY
   Capital stock                                                         7,072        7,181        7,272        7,334         7,330
   Surplus                                                              45,355       47,964       49,713       50,992        50,925
   Undivided profits                                                   121,301      118,232      114,772      111,263       108,121
   Accumulated other comprehensive income
      Unrealized appreciation (depreciation) on AFS securities           1,273          (34)      (2,211)      (3,686)       (3,583)
                                                                  ------------  -----------  -----------  -----------   -----------
                TOTAL STOCKHOLDERS' EQUITY                             175,001      173,343      169,546      165,903       162,793
                                                                  ------------  -----------  -----------  -----------   -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  1,945,597  $ 1,912,493  $ 1,865,208  $ 1,770,012   $ 1,758,035
                                                                   ===========   ==========   ==========   ==========    ==========





 Simmons First National Corporation                                                                                           SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                                               Mar 31       Dec 31       Sep 30        Jun 30        Mar 31
 (In thousands)                                                        2001         2000         2000          2000          2000
                                                                    ---------     --------     --------      --------     ---------

 ASSETS
 Cash and non-interest bearing balances due from banks            $     62,928  $    58,503  $    53,892  $     50,070  $    53,532
 Interest bearing balances due from banks                               25,202       17,775       15,246        14,935        9,977
 Federal funds sold and securities purchased
   under agreements to resell                                           46,205       14,364       13,522        36,277       24,698
                                                                  ------------  -----------  -----------  ------------  -----------
     Cash and cash equivalents                                         134,335       90,642       82,660       101,282       88,207

 Investment securities - held-to-maturity                              191,369      184,184      176,167       173,105      172,916
 Investment securities - available-for-sale                            197,562      217,768      221,907       235,079      236,507
 Mortgage loans held for sale                                           11,263        8,919        7,563         6,612        6,027
 Assets held in trading accounts                                           693          289          528         3,372        1,326

 Loans                                                               1,287,630    1,273,298    1,249,524     1,152,127    1,120,836
    Allowance for loan losses                                          (21,580)     (21,118)     (20,281)      (18,120)     (17,586)
                                                                  ------------  -----------  -----------  ------------  -----------
 Net loans                                                           1,266,050    1,252,180    1,229,243     1,134,007    1,103,250

 Premises and equipment                                                 46,499       46,311       45,811        40,891       40,854
 Foreclosed assets held for sale, net                                    1,130        1,148        1,240         1,509        1,008
 Interest receivable                                                    18,325       19,286       18,172        16,174       15,888
 Intangible assets, net                                                 34,840       35,383       34,568        26,296       26,914
 Other assets                                                           17,231       17,210       18,039        18,143       17,668
                                                                  ------------  -----------  -----------  ------------  -----------

                        TOTAL ASSETS                              $  1,919,297  $ 1,873,320  $ 1,835,898  $  1,756,470  $ 1,710,565
                                                                   ===========   ==========   ==========   ===========   ==========


 LIABILITIES
 Non-interest bearing transaction accounts                        $   202,688   $   195,590  $   189,827  $    185,084  $   182,282
 Interest bearing transaction accounts                                146,592       148,975      143,620       143,911      145,805
 Savings deposits                                                     315,424       305,894      301,473       292,866      296,859
 Time deposits less than $100,000                                     596,990       599,025      596,273       593,502      559,525
 Time deposits greater than $100,000                                  333,952       308,136      288,765       260,819      234,242
                                                                  -----------   -----------  -----------  ------------  -----------
         Total deposits                                             1,595,646     1,557,620    1,519,958     1,476,182    1,418,713
                                                                  -----------   -----------  -----------  ------------  -----------
 Federal funds purchased and securities
   sold under agreements to repurchase                                 81,472        77,054       77,505        44,748       57,622
 Short-term debt                                                        6,156         6,832       10,305         9,696       10,305
 Long-term debt                                                        41,538        41,762       42,647        44,190       44,812
 Accrued interest and other liabilities                                19,595        18,520       17,632        16,634       15,847
                                                                  -----------   -----------  -----------  ------------  -----------
                      TOTAL LIABILITIES                             1,744,407     1,701,788    1,668,047     1,591,450    1,547,299
                                                                  -----------   -----------  -----------  ------------  -----------

                 TOTAL STOCKHOLDERS' EQUITY                           174,890       171,532      167,851       165,020      163,266
                                                                  -----------   -----------  -----------  ------------  -----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 1,919,297   $ 1,873,320  $ 1,835,898  $  1,756,470  $ 1,710,565
                                                                   ==========    ==========   ==========   ===========   ==========




 Simmons First National Corporation                                                                                           SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                              Mar 31        Dec 31       Sep 30       Jun 30        Mar 31
 (In thousands)                                                       2001          2000         2000         2000          2000
                                                                    --------      --------     --------     --------     ----------
 ASSETS
 Cash and non-interest bearing balances due from banks            $    62,928   $    54,011  $    52,503  $    51,801   $    53,532
 Interest bearing balances due from banks                              25,202        14,495       13,393       12,456         9,977
 Federal funds sold and securities purchased
   under agreements to resell                                          46,205        22,170       24,791       30,488        24,698
                                                                  -----------   -----------  -----------  -----------   -----------
     Cash and cash equivalents                                        134,335        90,676       90,687       94,745        88,207

 Investment securities - held-to-maturity                             191,369       176,351      173,838      172,837       172,916
 Investment securities - available-for-sale                           197,562       227,772      231,131      235,793       236,507
 Mortgage loans held for sale                                          11,263         7,285        6,737        6,319         6,027
 Assets held in trading accounts                                          693         1,373        1,738        2,349         1,326

 Loans                                                              1,287,630     1,199,288    1,174,437    1,136,481     1,120,836
    Allowance for loan losses                                         (21,580)      (19,284)     (18,668)     (17,853)      (17,586)
                                                                  -----------   -----------  -----------  -----------   -----------
 Net loans                                                          1,266,050     1,180,004    1,155,769    1,118,628     1,103,250

 Premises and equipment                                                46,499        43,362       42,425       40,793        40,854
 Foreclosed assets held for sale, net                                   1,130         1,226        1,252        1,258         1,008
 Interest receivable                                                   18,325        17,387       16,750       16,031        15,888
 Intangible assets, net                                                34,840        30,813       29,278       26,605        26,914
 Other assets                                                          17,231        17,765       17,951       17,907        17,668
                                                                  -----------    ----------  -----------  -----------   -----------

                       TOTAL ASSETS                               $ 1,919,297   $ 1,794,014  $ 1,767,556  $ 1,733,265   $ 1,710,565
                                                                   ==========    ==========   ==========   ==========    ==========


 LIABILITIES
 Non-interest bearing transaction accounts                        $   202,688   $   188,220  $   185,746  $   183,683   $   182,282
 Interest bearing transaction accounts                                146,592       145,582      144,443      144,858       145,805
 Savings deposits                                                     315,424       299,297      297,082      294,863       296,859
 Time deposits less than $100,000                                     596,990       587,140      583,147      576,512       559,525
 Time deposits greater than $100,000                                  333,952       273,129      261,376      247,531       234,242
                                                                  -----------   -----------  -----------  -----------   -----------
         Total deposits                                             1,595,646     1,493,368    1,471,794    1,447,447     1,418,713
                                                                  -----------   -----------   ----------  -----------   -----------
 Federal funds purchased and securities
   sold under agreements to repurchase                                 81,472        64,304       60,022       51,185        57,622
 Short-term debt                                                        6,156         9,371        9,863       10,183        10,305
 Long-term debt                                                        41,538        43,255       44,118       44,318        44,812
 Accrued interest and other liabilities                                19,595        17,199       16,740       16,265        15,847
                                                                  -----------   -----------  -----------  -----------   -----------
                     TOTAL LIABILITIES                              1,744,407     1,627,497    1,602,537    1,569,398     1,547,299
                                                                  -----------   -----------  -----------  -----------   -----------

                TOTAL STOCKHOLDERS' EQUITY                            174,890       166,517      165,019      163,867       163,266
                                                                  -----------   -----------  -----------  -----------   -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 1,919,297   $ 1,794,014  $ 1,767,556  $ 1,733,265   $ 1,710,565
                                                                   ==========    ==========   ==========   ==========    ==========



 Simmons First National Corporation                                                                                      SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                                                Mar 31       Dec 31      Sep 30      Jun 30     Mar 31
 (In thousands, except per share data)                                  2001         2000        2000        2000       2000
                                                                      -------      --------    --------    --------   --------
 INTEREST INCOME
    Loans                                                         $    29,161   $   30,415  $   28,952  $   26,019   $  24,726
    Federal funds sold and securities purchased
      under agreements to resell                                          639          281         332         565         352
    Investment securities                                               5,700        5,848       5,864       5,966       5,907
    Mortgage loans held for sale, net of unrealized gains (losses)        172          160         143         121         118
    Assets held in trading accounts                                         7            7           5          65          18
    Interest bearing balances due from banks                              335          276         234         238         142
                                                                  -----------   ----------   ---------   ---------    --------
            TOTAL INTEREST INCOME                                      36,014       36,987      35,530      32,974      31,263
                                                                  -----------   ----------   ---------   ---------    --------
 INTEREST EXPENSE
    Time deposits                                                      13,897       13,818      12,979      11,926      10,332
    Other deposits                                                      3,181        3,471       3,271       3,102       2,972
    Federal funds purchased and securities
      sold under agreements to repurchase                               1,057        1,223       1,276         624         710
    Short-term debt                                                       104          105         163         131         117
    Long-term debt                                                        819          843         855         889         886
                                                                  -----------   ----------   ---------   ---------    --------
            TOTAL INTEREST EXPENSE                                     19,058       19,460      18,544      16,672      15,017
                                                                  -----------   ----------   ---------   ---------    --------
 NET INTEREST INCOME                                                   16,956       17,527      16,986      16,302      16,246
    Provision for loan losses                                           1,853        1,994       1,892       1,925       1,720
                                                                  -----------   ----------   ---------   ---------    --------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                    15,103       15,533      15,094      14,377      14,526
                                                                  -----------   ----------   ---------   ---------    --------
 NON-INTEREST INCOME
    Trust income                                                        1,407        1,282       1,496       1,290       1,214
    Service charges on deposit accounts                                 2,101        2,190       2,176       1,905       1,727
    Other service charges and fees                                        528          398         392         475         539
    Income on sale of mortgage loans, net of commissions                  624          450         521         391         365
    Income on investment banking, net of commissions                      162           71          13          87          88
    Credit card fees                                                    2,456        2,851       2,712       2,624       2,335
    Other income                                                          815          513         817         741         692
    Gain on sale of securities, net                                        --           --          --          --          --
                                                                  -----------   ----------   ---------   ---------    --------
            TOTAL NON-INTEREST INCOME                                   8,093        7,755       8,127       7,513       6,960
                                                                  -----------   ----------   ---------   ---------    --------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                      9,003        8,262       8,591       8,304       8,387
    Occupancy expense, net                                              1,166        1,043       1,035         923         872
    Furniture & equipment expense                                       1,336        1,355       1,336       1,274       1,281
    Loss on foreclosed assets                                              75           60          66          77          51
    Deposit insurance                                                      76           43          87          93          76
    Other operating expenses                                            5,161        5,288       4,860       4,579       4,613
                                                                  -----------   ----------   ---------   ---------   ---------
            TOTAL NON-INTEREST EXPENSE                                 16,817       16,051      15,975      15,250      15,280
                                                                  -----------   ----------   ---------   ---------   ---------
 NET INCOME BEFORE INCOME TAXES                                         6,379        7,237       7,246       6,640       6,206
    Provision for income taxes                                          1,825        2,270       2,281       2,031       1,878
                                                                  -----------   ----------   ---------   ---------   ---------
 NET INCOME                                                       $     4,554   $    4,967   $   4,965   $   4,609   $   4,328
                                                                   ==========    =========    ========    ========    ========
 BASIC EARNINGS PER SHARE                                         $      0.64   $     0.69   $    0.68   $    0.63   $    0.59
                                                                   ==========    =========    ========    ========    ========
 DILUTED EARNINGS PER SHARE                                       $      0.64   $     0.69   $    0.67   $    0.63   $    0.59
                                                                   ==========    =========    ========    ========    ========




 Simmons First National Corporation                                                                                   SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                                   Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
 (In thousands, except per share data)                                     2001      2000       2000      2000       2000
                                                                        ---------  --------   --------  --------   -------

 INTEREST INCOME
   Loans                                                                $ 29,161   $110,112   $ 79,697   $ 50,745   $ 24,726
   Federal funds sold and securities purchased
     under agreements to resell                                              639      1,530      1,249        917        352
   Investment securities                                                   5,700     23,585     17,737     11,873      5,907
   Mortgage loans held for sale, net of unrealized gains (losses)            172        542        382        239        118
   Assets held in trading accounts                                             7         95         88         83         18
   Interest bearing balances due from banks                                  335        890        614        380        142
                                                                        --------   --------   --------   --------   --------
           TOTAL INTEREST INCOME                                          36,014    136,754     99,767     64,237     31,263
                                                                        --------   --------   --------   --------   --------
INTEREST EXPENSE
   Time deposits                                                          13,897     49,055     35,237     22,258     10,332
   Other deposits                                                          3,181     12,816      9,345      6,074      2,972
   Federal funds purchased and securities
     sold under agreements to repurchase                                   1,057      3,833      2,610      1,334        710
   Short-term debt                                                           104        516        411        248        117
   Long-term debt                                                            819      3,473      2,630      1,775        886
                                                                        --------   --------   --------   --------   --------
           TOTAL INTEREST EXPENSE                                         19,058     69,693     50,233     31,689     15,017
                                                                        --------   --------   --------   --------   --------
NET INTEREST INCOME                                                       16,956     67,061     49,534     32,548     16,246
   Provision for loan losses                                               1,853      7,531      5,537      3,645      1,720
                                                                        --------   --------   --------   --------   --------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                        15,103     59,530     43,997     28,903     14,526
                                                                        --------   --------   --------   --------   --------
NON-INTEREST INCOME
   Trust income                                                            1,407      5,282      4,000      2,504      1,214
   Service charges on deposit accounts                                     2,101      7,998      5,808      3,632      1,727
   Other service charges and fees                                            528      1,804      1,406      1,014        539
   Income on sale of mortgage loans, net of commissions                      624      1,727      1,277        756        365
   Income on investment banking, net of commissions                          162        259        188        175         88
   Credit card fees                                                        2,456     10,522      7,671      4,959      2,335
   Other income                                                              815      2,763      2,250      1,433        692
   Gain on sale of securities, net                                          --         --         --         --         --
                                                                        --------   --------   --------   --------   --------
           TOTAL NON-INTEREST INCOME                                       8,093     30,355     22,600     14,473      6,960
                                                                        --------   --------   --------   --------   --------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                          9,003     33,544     25,282     16,691      8,387
   Occupancy expense, net                                                  1,166      3,873      2,830      1,795        872
   Furniture & equipment expense                                           1,336      5,246      3,891      2,555      1,281
   Loss on foreclosed assets                                                  75        254        194        128         51
   Deposit insurance                                                          76        299        256        169         76
   Other operating expenses                                                5,161     19,340     14,052      9,192      4,613
                                                                        --------   --------   --------   --------   --------
           TOTAL NON-INTEREST EXPENSE                                     16,817     62,556     46,505     30,530     15,280
                                                                        --------   --------   --------   --------   --------
NET INCOME BEFORE INCOME TAXES                                             6,379     27,329     20,092     12,846      6,206
   Provision for income taxes                                              1,825      8,460      6,190      3,909      1,878
                                                                        --------   --------   --------   --------   --------
NET INCOME                                                              $  4,554   $ 18,869   $ 13,902   $  8,937   $  4,328
                                                                         =======    =======    =======    =======    =======
BASIC EARNINGS PER SHARE                                                $   0.64   $   2.59   $   1.90   $   1.22   $   0.59
                                                                         =======    =======    =======    =======    =======
DILUTED EARNINGS PER SHARE                                              $   0.64   $   2.58   $   1.89   $   1.22   $   0.59
                                                                         =======    =======    =======    =======    =======


 Simmons First National Corporation                                                                                  SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                                  Mar 31        Dec 31        Sep 30          Jun 30        Mar 31
 (In thousands)                                           2001          2000          2000            2000          2000
                                                       ---------     ---------     ---------       ----------    ---------
Tier 1 capital
   Stockholders' equity                             $   175,001    $   173,343    $   169,546    $   165,903    $   162,793
   Trust preferred securities                            17,250         17,250         17,250         17,250         17,250
   Intangible assets                                    (34,456)       (35,241)       (35,664)       (25,992)       (26,609)
   Unrealized loss (gain) on AFS securities              (1,273)            34          2,211          3,686          3,583
   Debt issuance costs                                     (907)          (916)          (924)          (932)          (943)
                                                    -----------    -----------    -----------    -----------    -----------

      Total Tier 1 capital                              155,615        154,470        152,419        159,915        156,074
                                                    -----------    -----------    -----------    -----------    -----------

Tier 2 capital
   Qualifying unrealized gain on AFS securities             367            475            287            343            340
   Qualifying allowance for loan losses                  16,059         16,193         15,862         14,733         14,281
                                                    -----------    -----------    -----------    -----------    -----------

      Total Tier 2 capital                               16,426         16,668         16,149         15,076         14,621
                                                    -----------    -----------    -----------    -----------    -----------

      Total risk-based capital                      $   172,041    $   171,138    $   168,568    $   174,991    $   170,695
                                                     ==========     ==========     ==========     ==========     ==========

Risk weighted assets                                $ 1,279,382    $ 1,290,494    $ 1,264,212    $ 1,175,381    $ 1,139,443
                                                     ===========    ==========     ==========     ==========     ==========

Assets for leverage ratio                           $ 1,883,934    $ 1,837,163    $ 1,799,310    $ 1,729,545    $ 1,681,485
                                                     ==========     ==========     ==========     ==========     ==========

Ratios at end of quarter
   Leverage ratio                                         8.26%          8.41%          8.47%          9.25%          9.28%
   Tier 1 capital                                        12.16%         11.97%         12.06%         13.61%         13.70%
   Total risk-based capital                              13.45%         13.26%         13.33%         14.89%         14.98%



 Simmons First National Corporation                                                                                         SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                               Mar 31          Dec 31           Sep 30           Jun 30         Mar 31
 (In thousands)                                        2001            2000             2000             2000           2000
                                                    ---------       ---------        ---------        ---------       --------

Loan Portfolio - End of Period
 Consumer
    Credit cards                                  $   185,411      $   197,567      $   186,342      $   183,853      $   177,762
    Student loans                                      74,562           67,145           66,071           65,595           71,048
    Other consumer                                    187,408          192,595          194,421          184,097          185,063
 Real Estate
    Construction                                       70,123           69,169           71,383           53,128           54,719
    Single-family residential                         240,049          244,377          243,904          217,669          209,356
    Other commercial                                  284,488          287,272          275,091          251,469          243,857
    Unearned income                                       (91)            (102)            (113)            (134)            (145)
 Commercial
    Commercial                                        173,040          161,134          146,156          143,913          140,897
    Agricultural                                       49,274           57,164           70,064           59,255           39,917
    Financial institutions                              4,741            2,339            2,379            2,397            2,856
 Other                                                 11,395           16,050           13,233           10,385           11,348
                                                  -----------      -----------      -----------      -----------      -----------

       Total Loans                                $ 1,280,400      $ 1,294,710      $ 1,268,931      $ 1,171,627      $ 1,136,678
                                                   ==========       ==========       ==========       ==========       ==========

Investment Securities - End of Period

 Held-to-Maturity
    U.S. Treasury                                 $    24,702      $    21,923      $    19,516      $    16,563      $    12,323
    U.S. Government agencies                           60,997           40,965           40,950           36,607           36,655
    Mortgage-backed securities                         10,153           11,065           14,296           15,240           16,113
    State and political subdivisions                  109,076          110,380          107,147          106,234          105,565
    Other securities                                      178               80               82               82               83
                                                  -----------      -----------      -----------      -----------      -----------
       Total held-to-maturity                         205,106          184,413          181,991          174,726          170,739
                                                  -----------      -----------      -----------      -----------      -----------
 Available-for-Sale
    U.S. Treasury                                      21,655           24,037           27,146           35,264           40,054
    U.S. Government agencies                          113,219          156,436          161,031          156,892          163,656
    Mortgage-backed securities                         14,501           15,181           13,910           14,954           15,899
    State and political subdivisions                    6,912            6,821            6,720            6,681            6,282
    FHLB stock                                          6,267            6,165            6,068            5,924            5,794
    Other securities                                    5,115            5,430            4,869            4,604            4,648
                                                  -----------      -----------      -----------      -----------      -----------
       Total available-for-sale                       167,669          214,070          219,744          224,319          236,333
                                                  -----------      -----------      -----------      -----------      -----------

       Total investment securities                $   372,775      $   398,483      $   401,735      $   399,045      $   407,072
                                                   ==========       ==========       ==========       ==========       ==========

       Fair Value - HTM investment securities     $   208,641      $   185,663      $   181,357      $   171,940      $   167,729
                                                   ==========       ==========       ==========       ==========       ==========

Investment Securities - QTD Average

 Taxable securities                               $   273,507      $   286,981      $   284,901      $   296,027      $   297,561
 Tax exempt securities                                115,424          114,971          113,173          112,157          111,862
                                                  -----------      -----------      -----------      -----------      -----------

    Total investment securities - QTD average     $   388,931      $   401,952      $   398,074      $   408,184      $   409,423
                                                   ==========       ==========       ==========       ==========       ==========



 Simmons First National Corporation                                                                        SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                                Mar 31     Dec 31       Sep 30      Jun 30       Mar 31
 (In thousands)                                         2001       2000         2000        2000         2000
                                                     ---------  ---------    ---------   --------      ---------
Allowance for Loan Losses

 Balance, beginning of quarter                       $21,157      $20,691      $18,002      $17,719      $17,085
                                                      ------       ------       ------       ------       ------

 Loans charged off
    Credit card                                          965          962          834          843          745
    Other consumer                                       617          630          660          663          396
    Real estate                                          209          211           46           64          285
    Commercial                                           271          474          286          395          255
                                                     -------      -------      -------      -------      -------
       Total loans charged off                         2,062        2,277        1,826        1,965        1,681
                                                     -------      -------      -------      -------      -------

 Recoveries of loans previously charged off
    Credit card                                          131          121          116          118          113
    Other consumer                                       192          149          294          122          235
    Real estate                                           63            2           15           17           58
    Commercial                                            34           27           43           66          189
                                                     -------      -------      -------      -------      -------
       Total recoveries                                  420          299          468          323          595
                                                     -------      -------      -------      -------      -------
    Net loans charged off                              1,642        1,978        1,358        1,642        1,086
 Allowance for loan losses of acquired branches         --            450        2,155         --           --
 Provision for loan losses                             1,853        1,994        1,892        1,925        1,720
                                                     -------      -------      -------      -------      -------
 Balance, end of year                                $21,368      $21,157      $20,691      $18,002      $17,719
                                                      ======       ======       ======       ======       ======

Non-performing assets

 Non-performing loans
    Nonaccrual loans
       Real estate                                   $ 4,862      $ 4,739      $ 4,393      $ 3,733      $ 4,281
       Commercial                                      2,872          791        2,929          926        1,805
       Consumer                                        2,083        2,682        2,300        1,989        1,536
                                                     -------      -------      -------      -------      -------
          Total nonaccrual loans                       9,817        8,212        9,622        6,648        7,622
    Loans past due 90 days or more                     2,121        2,752        2,643        2,145        2,154
                                                     -------      -------      -------      -------      -------
             Total non-performing loans               11,938       10,964       12,265        8,793        9,776
                                                     -------      -------      -------      -------      -------

 Other non-performing assets
    Foreclosed assets held for sale                    1,211        1,104        1,226        1,249        1,632
    Other non-performing assets                          147          196          100           36           40
                                                     -------      -------      -------      -------      -------
       Total other non-performing assets               1,358        1,300        1,326        1,285        1,672
                                                     -------      -------      -------      -------      -------

          Total non-performing assets                $13,296      $12,264      $13,591      $10,078      $11,448
                                                      ======       ======       ======       ======       ======

Ratios

 Allowance for loan losses to total loans              1.67%        1.63%        1.63%        1.54%        1.56%
 Allowance for loan losses to
    non-performing loans                             178.99%      192.97%      168.70%      204.73%      181.25%
 Allowance for loan losses to
    non-performing assets                            160.71%      172.51%      152.24%      178.63%      154.78%
 Non-performing loans to total loans                   0.93%        0.85%        0.97%        0.75%        0.86%
 Non-performing assets to total assets                 0.68%        0.64%        0.73%        0.57%        0.65%



 Simmons First National Corporation                                                                                       SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                                    Mar 31         Dec 31         Sep 30          Jun 30        Mar 31
 (In thousands, except per share data)                      2001           2000           2000            2000           2000
                                                         ---------      ----------    -----------     -----------    ----------
QUARTER-TO-DATE
 Diluted earnings per share                           $     0.64      $     0.69      $     0.67      $     0.63      $     0.59
 Diluted cash earnings per share                            0.71            0.75            0.75            0.68            0.65
 Cash dividends declared  - per common share                0.21            0.21            0.20            0.20            0.19
 Cash dividends declared - amount                          1,485           1,507           1,456           1,467           1,392
 Cash earnings                                             5,072           5,501           5,473           5,024           4,743
 Return on average stockholders' equity                   10.56%          11.52%          11.77%          11.23%          10.66%
 Cash return on average stockholders' equity              11.85%          12.86%          13.08%          12.35%          11.79%
 Return on average assets                                  0.96%           1.05%           1.08%           1.06%           1.02%
 Cash return on average assets                             1.09%           1.19%           1.21%           1.17%           1.13%
 Net interest margin (FTE)                                 4.08%           4.23%           4.18%           4.23%           4.34%
 FTE Adjustment                                              750             743             729             732             706
 Amortization of intangibles                                 785             808             767             618             618
 Amortization of intangibles, net of taxes                   518             534             508             415             415
 Average shares outstanding                            7,121,100       7,236,853       7,304,226       7,333,108       7,321,801
 Diluted shares outstanding                               20,157          20,033          21,173          22,400          26,100
 Shares repurchased                                      118,955          93,200          63,627              --              --
 Average price of repurchased shares                       23.77           20.06           21.35              --              --
 Average earning assets                                1,759,924       1,716,597       1,684,457       1,621,507       1,572,287
 Interest bearing liabilities                          1,522,124       1,487,678       1,460,588       1,389,732       1,349,170

YEAR-TO-DATE
 Diluted earnings per share                           $     0.64      $     2.58      $     1.89      $     1.22      $     0.59
 Diluted cash earnings per share                            0.71            2.83            2.08            1.33            0.65
 Cash dividends declared - per common share                 0.21            0.80            0.59            0.39            0.19
 Cash earnings                                             5,072          20,741          15,240           9,767           4,743
 Return on average stockholders' equity                   10.56%          11.33%          11.25%          10.97%          10.66%
 Cash return on average stockholders' equity              11.85%          12.56%          12.44%          12.09%          11.79%
 Return on average assets                                  0.96%           1.05%           1.05%           1.04%           1.02%
 Cash return on average assets                             1.09%           1.18%           1.17%           1.15%           1.13%
 Net interest margin (FTE)                                 4.08%           4.24%           4.25%           4.28%           4.34%
 FTE Adjustment                                              750           2,910           2,167           1,438             706
 Amortization of intangibles                                 785           2,811           2,003           1,236             618
 Amortization of intangibles, net of taxes                   518           1,872           1,338             830             415
 Average shares outstanding                            7,121,100       7,298,842       7,319,655       7,327,455       7,321,801
 Average earning assets                                1,759,924       1,648,734       1,626,065       1,596,723       1,572,287
 Interest bearing liabilities                          1,522,124       1,422,078       1,400,051       1,369,450       1,349,170

END OF PERIOD
 Book value                                           $    24.75      $    24.14      $    23.31      $   22.62      $    22.21
 Shares outstanding                                    7,072,216       7,180,966       7,271,692      7,333,519       7,329,778
 Full-time equivalent employees                              928             927             934            877             883
 Total number of ATM's                                        59              59              58             50              50
 Total number of branches                                     61              61              61             53              52
 Parent company only - investment in subsidiaries        192,997         190,159         184,133        177,692         176,423
 Parent company only - intangible assets                      94             116             144            161             188


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    April 19, 2001                /s/Barry L. Crow
--------------------------           ----------------------------------------
                                      Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer